

<ARTICLE>                     5
<LEGEND>
This  schedule  contains  summary  financial   information  extracted  from  the
financial  statements  as of and for the period  ended  March 31,  2000,  and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<CIK>                    000909298
<NAME>                   MID-ATLANTIC REALTY TRUST
<MULTIPLIER>                                   1,000
<CURRENCY>                                     U.S. DOLLAR

<PERIOD-TYPE>                    3-MOS
<FISCAL-YEAR-END>                DEC-31-2000
<PERIOD-END>                     MAR-31-2000
<EXCHANGE-RATE>                  1
<CASH>                           1,156
<SECURITIES>                     0
<RECEIVABLES>                    1,994
<ALLOWANCES>                     0
<INVENTORY>                      0
<CURRENT-ASSETS><F1>             0
<PP&E>                           341,275
<DEPRECIATION>                   62,588
<TOTAL-ASSETS>                   348,673
<CURRENT-LIABILITIES><F1>        0
<BONDS>                          163,929
<COMMON>                         138
<PREFERRED-MANDATORY>            0
<PREFERRED>                      0
<OTHER-SE>                       91,448
<TOTAL-LIABILITY-AND-EQUITY>     348,673
<SALES>                          0
<TOTAL-REVENUES>                 13,909
<CGS>                            0
<TOTAL-COSTS>                    10,156
<OTHER-EXPENSES>                 827
<LOSS-PROVISION>                 0
<INTEREST-EXPENSE>               3,843
<INCOME-PRETAX>                  2,927
<INCOME-TAX>                     0
<INCOME-CONTINUING>              2,927
<DISCONTINUED>                   0
<EXTRAORDINARY>                  0
<CHANGES>                        0
<NET-INCOME>                     2,927
<EPS-BASIC>                    0.21
<EPS-DILUTED>                    0.21

<F1> Mid-Atlantic Realty Trust (MART) is in the specialized real estate industry for which the current/noncurrent distinction is deemed in practice to have little or no relevance. Therefore, MART prepares unclassified balance sheets which do not report current assets or current liabilities.

